Exhibit 99.1

VERSANT BEGINS TRADING ON NASDAQ TODAY AS INDEPENDENT COMPANY FOLLOWING COMPLETION OF COMCAST SPIN-OFF

The spin-off establishes VERSANT as an industry-changing independent media company uniquely positioned to accelerate transformation

The company begins its journey as a public company with a strong balance sheet and clear capital priorities

Shares begin trading on Nasdaq under the ticker symbol VSNT

New York, NY – January 5, 2026 – VERSANT (Nasdaq: VSNT) today announced the completion of its spin-off from Comcast (Nasdaq: CMCSA). VERSANT will commence trading today on the Nasdaq Stock Market under the ticker symbol VSNT.

VERSANT is an industry-changing media and entertainment business that operates in four core markets: political news and opinion, business news and personal finance, golf and athletics participation and sports and genre entertainment.

The company serves these markets primarily through a portfolio of iconic brands across TV networks and complementary digital businesses, including CNBC, MS NOW, USA Network, Golf Channel, Oxygen, E!, SYFY, Fandango, Rotten Tomatoes, GolfNow, GolfPass, and SportsEngine.

“Today marks a defining moment as VERSANT becomes an independent, publicly traded media company,” said Mark Lazarus, Chief Executive Officer. “As a standalone company, we enter the market with the scale, strategy and leadership to grow and evolve our business model.”

VERSANT begins its journey as a standalone public company with scale, strong margins, a well-capitalized balance sheet and substantial cash flow generation, which are expected to sponsor growth and enhance the company’s competitive position.

“This milestone reflects the financial strength and readiness of VERSANT as a standalone public company,” said Anand Kini, Chief Operating Officer and Chief Financial Officer. “With a strong balance sheet, substantial cash flow, and clear capital allocation framework, we are well positioned to execute with discipline to drive long-term value.”

The spin-off was completed through a pro rata distribution of 100% of the outstanding shares of Versant Class A and Class B common stock to holders of Comcast Class A and Class B common stock, respectively, at a ratio of one share of Versant common stock for every 25 shares of Comcast common stock held as of the December 16, 2025 record date, with the distribution completed after the close of trading on January 2, 2026.

Additional information about VERSANT, including filings related to the separation, is available on the company’s investor relations website at www.VersantMedia.com.

About VERSANT

VERSANT (Nasdaq: VSNT) is an industry-changing media and entertainment business and home to trusted brands that shape culture, inform audiences, and build lasting connections. It operates across four core markets: political news and opinion, business news and personal finance, golf and athletics participation and sports and genre entertainment. These markets are served through a powerful portfolio of iconic and innovative brands, including CNBC, MS NOW, USA Network, Golf Channel, Oxygen, E!, SYFY, along with complementary digital assets including Fandango, Rotten Tomatoes, GolfNow and GolfPass. Visit www.VersantMedia.com for more information.

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. These may include estimates, projections and statements relating to our business plans, objectives and expected operating results which are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend, “potential,” “strategy, ”future,” “opportunity,” “commit,” “plan,” “goal,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue, will likely result and similar expressions. However, the absence of such words or expressions does not mean that a statement is not a forward-looking statement.

Forward-looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond the Company’s control, and which may cause its actual results or outcomes, or the timing of its results or outcomes, to differ materially from those contained in its forward-looking statements, including, but not limited to risks associated with the Company’s ability to drive long-term value and growth and other risks described in the “Risk Factors” section of the Company’s Registration Statement on the Form 10, as it may be further amended, (the “Form 10”), which has been publicly filed with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made and involve risks and uncertainties that could cause actual events or actual results to differ materially from those expressed in any such forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the fairness, accuracy and completeness of any of these forward-looking statements. The Company undertakes no duty or obligation to update any forward-looking statements or any other information contained in this press release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law.

Investor Contacts:

Wylie Collins

Wylie.Collins@VersantMedia.com

Natalie Candela

Natalie.Candela@VersantMedia.com

Media Contacts:

Keith Cocozza

Keith@VersantMedia.com

Hollie Tracz

Hollie.Tracz@VersantMedia.com